UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

GENERATIONS BANCORP NY, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-248742	85-3659943
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

20 East Bayard Street, Seneca Falls, New York		13148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 568-5855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Generations Bancorp NY, Inc. (the “Company”) announced that effective December 15, 2020, Shelley J. Tafel, the Company’s Chief Financial Officer, is no longer employed with the Company or with Generations Bank.

The Company announced that effective December 15, 2020 Menzo D. Case is the interim Principal Financial Officer of the Company.

Mr. Case, age 56, is the Company’s President and Chief Executive Officer and is the President and Chief Executive Officer of Generations Bank, positions he has held since 2008. Mr. Case began his employment with Generations Bank in 1999 as Treasurer and Chief Financial Officer and became Executive Vice President in 2002. Mr. Case has over 27 years of experience in banking.

In connection with the second-step conversion of The Seneca Falls Savings Bank, MHC, Generations Bank and the Company entered into an employment agreement with Mr. Case, which will be effective on the date of the consummation of the second-step conversion, and which will supersede Mr. Case’s current amended and restated employment agreement. Generations Bank has also entered into a supplemental executive retirement plan with Mr. Case.

Descriptions of each of this agreement and plan are incorporated herein by reference to the Company’s Prospectus filed with the SEC pursuant to Rule 424(b)(3) on November 20, 2020. Copies of these agreements and plans are incorporate herein by reference to Exhibits 10.1 and 10.4 to the Company’s Registration Statement on Form S-1 filed with the SEC on September 11, 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The bylaws of the Company are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

The bylaws are being re-filed to correct typographical errors which were contained in Article I, Section 6.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.2	Bylaws of Generations Bancorp NY, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATIONS BANCORP NY, INC.

DATE: December 16, 2020	By:	/s/ Menzo D. Case
Menzo D. Case
President and Chief Executive Officer